EXHIBIT 99.2

                             JOINT FILER INFORMATION
                             -----------------------

Name:  GSCP (NJ), L.P.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                           GSCP (NJ), L.P.
                           By:  GSCP (NJ), Inc., its general partner


                           By:  /s/ David L. Goret                 July 19, 2007
                                -------------------------------    -------------
                                Name:  David L. Goret                  Date
                                Title: Senior Managing Director

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Name:  Thomas V. Inglesby

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                           By:  /s/ Robert A. Hamwee               July 19, 2007
                                -------------------------------    -------------
                                As Attorney-in-Fact*                   Date


                           By:  /s/  Matthew C. Kaufman            July 19, 2007
                                -------------------------------    -------------
                                As Attorney-in-Fact*                   Date

                           *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

Name:  Matthew C. Kaufman

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                           By:  /s/  Matthew C. Kaufman            July 19, 2007
                                -------------------------------    -------------
                                                                       Date

Name:  Christine K. Vanden Beukel

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                           By:  /s/ Robert A. Hamwee               July 19, 2007
                                -------------------------------    -------------
                                As Attorney-in-Fact*                   Date


                           By:  /s/  Matthew C. Kaufman            July 19, 2007
                                -------------------------------    -------------
                                As Attorney-in-Fact*                   Date

                           *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to Exhibit 7(L) to the Schedule 13D/A for Moore Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.

Name:  Greenwich Street Capital Partners II, L.P.

Address:  12 East 49th Street, Suite 3200
          New York, NY 10017

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                           GREENWICH STREET CAPITAL PARTNERS II, L.P.
                           By:  Greenwich Street Investments II, L.L.C.

                           By:  /s/  Robert A. Hamwee              July 19, 2007
                                -------------------------------    -------------
                                Name:   Robert A. Hamwee               Date
                                Title:  Managing Member

Name:  Greenwich Street Investments II, L.L.C.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                           GREENWICH STREET INVESTMENTS II, L.L.C.


                           By:  /s/  Robert A. Hamwee              July 19, 2007
                                -------------------------------    -------------
                                Name:   Robert A. Hamwee               Date
                                Title:  Managing Member